SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 19, 2008
(Date of earliest event report)
WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation or		Number)
organization)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     Effective June 30, 2008, Richard E. Hansen, executive vice president and chief operating officer, will retire from his position. Effective June 30, 2008, Edward P. Rogel, senior vice president, Human Resources, will retire from his position.
     On June 19, 2008, Thomas F. Gideon, 56, was appointed as executive vice president, effective July 1, 2008. Prior to becoming executive vice president, Mr. Gideon served as senior vice president, Containerboard, Packaging and Recycling from 2007. He was senior vice president, Timberlands, from 2005 to 2007; vice president, Western Timberlands, from 2003 to 2005; and director of Sales and Marketing for Western Timberlands from 1998 to 2003. He joined Weyerhaeuser in 1978 and held numerous human resources and sales management positions in Wood Products before moving into Western Timberlands in 1996.
On June 19, 2008, John Hooper, 53, was appointed as senior vice president, Human Resources effective July 7, 2008. Prior to becoming senior vice president, Mr. Hooper served as vice president, Human Resources Operations from 2006. He was a human resources director from 2003 to 2006 and a strategic projects consultant beginning in 2001, when he joined Weyerhaeuser to assist in the integration of Willamette Industries, to 2003. Prior to joining Weyerhaeuser, he was a management consultant specializing in culture change, best practices, human resources strategy and change management from 1986 to 2001. He also held leadership roles in Human Resources with Tektronix, Inc. (test, measurement and monitoring products) from 1980 to 1986 and Eaton Corp. (diversified industrial manufacturer) from 1976 to 1979.
     The Company issued the attached press release in connection with these changes.
     Steve Rogel will retire as a Weyerhaeuser employee effective June 30, 2008. Mr. Rogel will continue to serve as the chairman of the Board of Directors of the company. As a non-employee director of the Company, Mr. Rogel is entitled to receive the standard director retainer fee of $140,000, half of which is paid in retainer deferred stock unit awards. The Board of Directors also approved an additional $260,000 fee for serving as Chairman of the Board.
     Daniel S. Fulton was appointed as chief executive officer effective April 17, 2008. On June 19, 2008 the Board of Directors approved a grant of 130,000 stock options to Mr. Fulton in recognition of his additional responsibilities as president and chief executive officer. The options are exercisable beginning 12 months after the grant date, with 25% of the shares in the grant becoming exercisable at that time and an additional 25% of the shares becoming exercisable on each successive anniversary of the grant date. The options were granted for a term of 10 years and have an exercise price of $55.40 per share.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

99.1	Press release, dated June 25, 2008 issued by Weyerhaeuser Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jeanne Hillman
Its: Vice President and
Chief Accounting Officer
Date: June 25, 2008

EXHIBIT INDEX

99.1	Press release, dated June 25, 2008 issued by Weyerhaeuser Company